Exhibit 10.1

Ignyta, Inc.

11111 Flintkote Avenue

San Diego, California 92121

Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Ignyta, Inc., a Delaware corporation (the “Company”), as follows:

1. This Subscription Agreement, including the Terms and Conditions For Purchase of Shares attached hereto as Annex I (collectively, (this “Agreement”), is made as of the date set forth below between the Company and the Investor.

2. The Company has authorized the sale and issuance to certain investors of an aggregate of 5,000,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”). At the Closing (as defined in Section 4.1 of Annex I), the Company will issue to the Investor, and the Investor will purchase from the Company, the number of Shares in the amounts set forth on the Signature Page (as defined below), and in exchange therefor, the Investor shall pay the aggregate price set forth on the Signature Page of the Investor (the “Purchase Price”), such Purchase Price to be equal to the per Share purchase price paid by each other investor (collectively, the “Other Investors”) entering into a subscription agreement on the same or substantially the same terms as those contained herein.

3. The offering and sale of the Shares (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-3, File No. 333-202403 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) (including the prospectus contained therein (the “Base Prospectus”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Shares, the terms of the Offering and the Company and (3) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that has been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof. Notwithstanding anything contained herein to the contrary, the information and disclosure contained in any Free Writing Prospectus and the Prospectus Supplement shall be consistent with the terms set forth herein, and nothing contained therein shall modify the terms of this Agreement.

4. The Investor’s obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the Other Investors shall have executed agreements on the same or substantially the same terms as this Agreement for the purchase of, in the aggregate with the Shares to be purchased by the Investor, at least 3,000,000 of the Shares, (b) the per Share purchase price paid by the Investor shall be equal to the per Share purchase price paid by each Other Investor, (c) the accuracy on the Closing Date of the representations and warranties made by the Company in this Agreement, and (d) the Investor shall have received such documents as the Investor shall reasonably have requested, including without limitation delivery of the Legal Opinion as required by Section 3.47.

5. The Company and the Investor agree that at the Closing the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares set forth below for the aggregate Purchase Price set forth below. The Shares shall be purchased pursuant to this Agreement and the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

6. The manner of settlement of the Shares purchased by the Investor hereunder shall be as follows (and the Company shall take such actions as may be required to effect the following):

Delivery by crediting the account of the Investor’s prime broker (as specified by the Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby the Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by Old Monmouth Stock Transfer Co, Inc., the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. ON THE DATE HEREOF, THE INVESTOR AND THE COMPANY, AS APPLICABLE, SHALL:

(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE ACCOUNT DESIGNATED BY THE COMPANY AS SET FORTH ON EXHIBIT B.

7. The Investor represents that (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exerciseable for Common Stock) or the voting power of the Company on a post transaction basis, assuming the accuracy of the number of shares of Common Stock outstanding set forth in Section 3.7.

8. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission on or prior to the date hereof) the Base Prospectus, dated March 13, 2015, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information which shall be consistent with the terms set forth herein (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Securities Act, including the Prospectus Supplement, a free writing prospectus and oral communications, but all such information shall be provided prior to the execution of this Agreement by the Investor and shall be consistent with the terms set forth herein.

9. No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received or has public access to the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement. The Company hereby covenants to deliver or otherwise provide access to the Offering Information concurrently with or prior to its execution of this Agreement.

Number of Shares:

Purchase Price per Share:	$10.00

Aggregate Purchase Price:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: March 17, 2015

By:
Print Name:
Title:
Address:

Agreed and Accepted

this 17th day of March, 2015:

IGNYTA, INC.

By:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2. Agreement to Sell and Purchase the Shares.

2.1 At the Closing (as defined in Section 4.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the “Signature Page”) for the Purchase Price, such Purchase Price to be equal to the per Share purchase price paid by each Other Investor entering into a subscription agreement on the same or substantially the same terms as those contained herein.

2.2 The Company proposes to enter into substantially this same form of Agreement with the Other Investors and expects to complete sales of Shares to them substantially concurrent with the Closing.

3. Representations and Warranties and Covenants of the Company.

3.1 The Company and each of its Subsidiaries (as defined below) has been duly organized and is validly existing as a corporation in good standing (or the foreign equivalent thereof) under the laws of its jurisdiction of organization. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify, be in good standing or have such power or authority (i) would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, properties or business or prospects of the Company, taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement, the Registration Statement, the Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

3.2 The Registration Statement, when it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment and supplement thereto, on the date thereof and at the Closing, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in the Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading.

3.3 The Company has no subsidiaries other than those set forth in the Registration Statement (collectively, the “Subsidiaries”). Except as set forth in the Registration Statement and in the Prospectus, the Company owns, directly or indirectly, all of the equity interests of the Subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights.

3.4 Neither the Company nor any of its Subsidiaries is (i) in violation of its articles or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s knowledge, no other party under any material contract or other agreement to which it or any of its Subsidiaries is a party is in default in any respect thereunder where such default would have a Material Adverse Effect.

3.5 Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Free Writing Prospectuses, if any (including any document deemed incorporated by reference therein), there has not been (i) any Material Adverse Effect or the occurrence of any development that the Company reasonably expects will result in a Material Adverse Effect, (ii) other than as contemplated by this Agreement any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock (other than as a result of the sale of the Shares) or outstanding long-term indebtedness of the Company or any of its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in the Registration Statement or Prospectus (including any document deemed incorporated by reference therein).

3.6 The Company has the full right, power and authority to enter into this Agreement and to perform and to discharge its obligations hereunder and thereunder; and this Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligations of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity.

3.7 The Company has an authorized capitalization as set forth in the Registration Statement, the Disclosure Package and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in all material respects in compliance with United States federal and state securities laws, and conform to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus. As of March 16, 2015, there were 19,584,769 shares of Common Stock issued and outstanding, no shares of Preferred Stock, par value $0.0001 of the Company, issued and outstanding and 3,943,286 shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in all material respects in compliance with United States federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those described above or accurately described in the Registration Statement, the Disclosure Package and the Prospectus. No person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”) has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Disclosure Package and the Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

3.8 The shares of Common Stock to be issued and sold by the Company to the Investor under the Agreement have been duly authorized and the Common Stock, when issued and delivered against payment therefor as provided in the Agreement will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Disclosure Package and the Prospectus.

3.9 The execution, delivery and performance of the Agreement by the Company, the issue and sale of the shares of Common Stock by the Company and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time or both): (i) result in any violation of the provisions of the articles or by-laws (or analogous governing instruments, as applicable) of the Company; or (ii) to the Company’s knowledge, result in the violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the or any of its properties or assets.

3.10 No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale by the Company of the Shares, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or the NASDAQ Capital Market in connection with the sale of the Shares.

3.11 At the time the Registration Statement became effective, at the date of this Agreement and at the Closing Date (as defined in Section 4.1), the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the published rules and regulations thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the time the Prospectus was issued and at the Closing Date (as defined in Section 4.1), conformed and will conform in all material respects to the requirements of the Securities Act and the published rules and regulations thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. The Registration Statement and the offer and sale of Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or delisting the Common Stock from the NASDAQ Capital Market, nor has the Company received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the NASDAQ Capital Market. The Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements.

3.12 The Registration Statement, the Disclosure Package and the Prospectus, and the documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when such documents were or are filed with the Commission under the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

3.13 The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly present in all material respects the financial position and the results of operations and changes in financial position of the Company and other consolidated entities at the respective dates or for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the Disclosure Package. All disclosures contained or incorporated by reference in the Disclosure Package, the Prospectus and the Issuer Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply, in all material respects, with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the Securities Act, the Exchange Act, and the Rules and Regulations and the rules and regulations under the Exchange Act. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required. The pro forma and pro forma as adjusted financial information and the related notes included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto) and the Prospectus.

3.14 Mayer Hoffman McCann P.C. (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission and incorporated by reference into the Registration Statement and the Prospectus, are and, during the periods covered by their report, were an independent registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

3.15 To the Company’s knowledge, all agreements between the Company and third parties expressly referenced in the Prospectus (including any document deemed incorporated by reference therein) are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof.

3.16 Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there is no action, suit, claim or proceeding pending to which the Company or a Subsidiary is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject which is required to be described in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, individually or in the aggregate, if determined adversely to the Company could have a Material Adverse Effect or prevent or delay the consummation of the transactions contemplated hereby; and to the best of the Company’s knowledge, no such action, suit, claim or proceedings is threatened; and (i) there are no current or pending legal, governmental or regulatory audits, actions, suits or proceedings, or, to the Company’s knowledge, investigations, that are required under the Securities Act to be described in the Prospectus that are not so described; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed.

3.17 To the Company’s knowledge, and except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statement and the Prospectus (i) there are no rights of third parties to any such Intellectual Property owned by the Company and its Subsidiaries; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, other than patent application prosecution proceedings in the United States Patent Office, and foreign counterpart offices, with respect to pending patent applications owned or licensed by Company or its Subsidiaries; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (vi) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. §135) has been commenced against any patent or patent application described in the Prospectus as being owned by or licensed to the Company or its Subsidiaries; and (vii) to the Company’s knowledge, the Company and its Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such Subsidiary, and all such agreements are in full force and effect; except, in the case of any of the items described in clauses (i)-(vii) above, those that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

3.18 At the time the Registration Statement was originally declared effective, and at the time the Company’s most recent Annual Report on Form 10-K was filed with the Commission, the Company met the then applicable requirements for the use of Form S-3 under the Securities Act, including but not limited to General Instruction I.B.1 of Form S-3. The Company is not a shell company (as defined in Rule 405 under the Securities Act) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in General Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

3.19 Except as set forth in the Registration Statement, the Disclosure Package or the Prospectus, the Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.20 The Company and its Subsidiaries have, in all material respects, operated at all times and are, in all material respects, currently in compliance with all statutes, rules and regulations of the U.S. Food and Drug Administration and comparable regulatory agencies outside of the United States to which they are subject (collectively, the “Regulatory Authorities”) applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any product manufactured, distributed or being studied by the Company and its Subsidiaries (“Applicable Regulatory Laws”), except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notices or correspondence or other communications from, Regulatory Authorities alleging or asserting material non-compliance with any Applicable Regulatory Laws.

3.21 The Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company or such Subsidiary, free and clear of all liens, encumbrances, security interests, claims and defects that do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries; and

all of the leases and subleases material to the business of the Company and its Subsidiaries, and under which the Company or any such Subsidiary holds properties described in the Registration Statement, the Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any such Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

3.22 Each of the Company and its Subsidiaries carries, or is covered by, insurance provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. Each of the Company and its Subsidiaries has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied.

3.23 The Company possesses all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its properties or the conduct of its business as described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same, individually or in the aggregate, would not have a Material Adverse Effect. The Company is in compliance in all material respects with all such Governmental Permits, and all such Governmental Permits are valid and in full force and effect, except where any non-compliance or the validity or failure to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect.

3.24 Each of the Company and its Subsidiaries (i) has timely filed (or filed an extension to file) all necessary federal, state, local and foreign tax returns, and all such filed returns were true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company and any of its Subsidiaries are obligated to withhold from amounts owing to employees, creditors and third parties (including independent contractors), and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against it, except those, in each of the cases described in clauses (i), (ii) and (iii) of this Section 3.24, that would not, individually or in the aggregate, have a Material Adverse Effect.

3.25 The Registration Statement has been declared effective by the Commission, and no stop order has been issued or is pending or, to the knowledge of the Company, threatened by the Commission with respect thereto.

3.26 The Company has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), other than (i) liabilities and obligations disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (ii) liabilities and obligations incurred in the ordinary course of business since the date of the last financial statements included in the Registration Statement, the Disclosure Package and the Prospectus that would not reasonably be expected to be material to Company, (iii) liabilities under contracts (other than any such liability resulting from a breach or default thereunder) and (iv) liabilities and obligations incurred in connection with this Agreement and the transactions contemplated by this Agreement.

3.27 Neither the Company nor any of the Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

3.28 Neither the Company, nor any of the Subsidiaries, nor, to the Company’s knowledge, any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

3.29 Neither the Company nor any of the Subsidiaries or any related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual). The Company and each of its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Prospectus). Since the date of the latest audited financial statements of the Company included in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting (other than as set forth in the Prospectus). The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and the disclosure controls and procedures are effective. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Securities Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

3.30 There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

3.31 Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated.

3.32 No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened which would reasonably be expected to result in a Material Adverse Effect.

3.33 Neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

3.34 The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except as would not reasonably be expected to result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

3.35 There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that would reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

3.36 The Company is not a party to any agreement with an agent or underwriter for any other “at-the-market” or continuous equity transaction, except as disclosed in the Current Report on Form 8-K filed with the Commission on March 2, 2015.

3.37 To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

3.38 No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward-Looking Statement”) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

3.39 Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

3.40 (i) Neither the Company nor, to the Company’s knowledge, the Subsidiaries, nor to the Company’s knowledge, any of their respective executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, or stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the rules of FINRA to be described in the Registration Statement and the Prospectus that is not so described; (iv) except as described in the Registration Statement and the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any Subsidiary or any of their respective products or services, and, (vi) neither the Company nor any Subsidiary nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

3.41 The Company was not and is not an ineligible issuer as defined in Rule 405 under the Securities Act at the times specified in Rules 164 and 433 under the Securities Act in connection with the offering of the Shares.

3.42 Each Issuer Free Writing Prospectus, as of its issue date and as of the Closing, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified.

3.43 Neither the execution of this Agreement, nor the issuance, offering or sale of the Shares, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Company with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived and (ii) such conflicts, breaches and defaults that would not reasonably be expected to have a Material Adverse Effect; nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company, other than, with respect to this clause (y) only, any violation that would not reasonably be expected to have a Material Adverse Effect.

3.44 (i) The Company represents that, neither the Company nor any of its Subsidiaries (collectively, the “Entity”) or, to the Company’s knowledge, any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this Section 3.44, “Person”) that is, or is owned or controlled by a Person that is: (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria). (ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). (iii) The Entity represents and covenants that, except as detailed in the Registration Statement and the Prospectus, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

3.45 On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with in all material respects.

3.46 Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has filed with the Regulatory Authorities all required filings, declarations, listings, registrations, reports or submissions with respect to the Company’s products that are described in the Registration Statement and the Prospectus, except where the failure to file could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all such filings, declarations, listings, registrations, reports or submissions were in material compliance with Applicable Regulatory Laws when filed.

3.47 On the date hereof, the Company shall cause to be furnished to the Investor a written opinion of Latham & Watkins LLP (“Company Counsel”), or other counsel satisfactory to the Investor.

4. Closings and Delivery of the Shares and Funds.

4.1 Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur on the date of the execution of this Agreement by the Investor and the Company (the “Closing Date”). At the Closing, (a) the Company shall cause Old Monmouth Stock Transfer Co, Inc., the Company’s “Transfer Agent”, to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company, and (b) the aggregate purchase price for the Shares being purchased by the Investor as set forth on the Signature Page will be delivered by or on behalf of the Investor to the Company.

4.2 Conditions to the Obligations of the Parties.

(a) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to: (i) the receipt by the Company from the Investor of the Purchase Price, (ii) the accuracy on the Closing Date of the representations and warranties made by the Investor in this Agreement and (iii) the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date pursuant to this Agreement.

(b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares will be subject to: (i) the Other Investors’ execution of agreements on the same or substantially the same terms as this Agreement for the purchase of, in the aggregate with the Shares to be purchased by the Investor, at least 3,000,000 of the Shares, (ii) the per Share purchase price paid by the Investor being equal to the per Share purchase price paid by each Other Investor, (iii) the accuracy on the Closing Date of the representations and warranties made by the Company in this Agreement, (iv) the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date pursuant to this Agreement, including without limitation delivery of the Legal Opinion as required by Section 3.47, (v) the Company’s timely filing with the Commission of all filings required under Rule 424 of the Securities Act with respect to the Shares, (vi) approval of the Shares for listing, and (vii) the Investor having not advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Investor’s reasonable opinion is material, or omits to state a fact that in the Investor’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

4.3 Delivery of Funds. To settle the Shares purchased by the Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, on the date of the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to the account designated by the Company as set forth on Exhibit B.

4.4 Delivery of Shares. To settle the Shares purchased by the Investor through DTC’s DWAC delivery system, on the date of the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by the Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be the Closing Date. At the Closing, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares being purchased by the Investor hereunder pursuant to the information contained in the DWAC.

5. Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

5.1 The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the Shares set forth on the Signature Page, has received (or had full access to) and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information and the representations and warranties set forth herein.

5.2 (a) No action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, and (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

5.3 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

5.4 The Investor will maintain the confidentiality of all information acquired as a result of the transactions contemplated hereby prior to the public disclosure of that information by the Company in accordance with Section 15 of this Annex.

5.5 The Investor has not disclosed any information regarding the Offering to any third parties (other than its employees or the employees of its affiliates or their respective legal, accounting and other advisors). The Investor covenants that it will not engage in any purchases or sales of the securities of the Company (including Short Sales), other than the purchases of the Shares as contemplated hereby, prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

7. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing of the Prospectus and any Issuer Free Writing Prospectus, including any fees required by the Commission, and the printing or electronic delivery of the Prospectus as originally filed and of each amendment and supplement thereto, in such number as the Investor shall deem necessary, (ii) the printing and delivery to the Investor of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, (iii) the preparation, issuance and delivery of the certificates, if any, for the Shares to the Investor, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Shares to the Issuer, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the printing and delivery to the Investor of copies of any Permitted Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto in such number as the Investor shall deem necessary, (vi) the fees and expenses of the transfer agent and registrar for the Common Stock, and (vii) the fees and expenses incurred in connection with the listing of the Shares on the NASDAQ Capital Market.

8. Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares.

9. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by e-mail, upon the sending thereof so long as a copy of the same is also sent by one of the other means set forth in clauses (i)-(iii) and will be delivered and addressed as follows:

(a) if to the Company, to:

Ignyta, Inc.

11111 Flintkote Avenue

San Diego, California 92121

Attention: General Counsel

Email: mo@ignyta.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

12670 High Bluff Drive

San Diego, California 92130

Attention: Cheston J. Larson

Email: cheston.larson@lw.com

(b) if to any Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

13. Governing Law.

(a) This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of New York (without giving effect to principles of conflicts of laws that would require the application of any other law).

(b) Except with respect to any claim seeking injunctive relief hereunder, in the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement or the rights or obligations of the parties hereunder, the parties will try to settle their differences amicably between themselves as contemplated herein. To the extent not provided for herein, any party may initiate such informal dispute resolution by sending written notice of the dispute to the other party, and within ten (10) days after such notice, the Chief Executive Officer (or his or her designee) of the Company will meet with the Chief Executive Officer (or his or her designee) of the Investor, for attempted resolution by good faith negotiations. If such persons are unable to resolve such disputed matter within 30 days, such dispute shall be finally settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”), then in force, by one (1) arbitrator appointed in accordance with said rules, provided that the appointed arbitrator shall have appropriate experience in the biopharmaceutical industry or capital markets, as applicable. The place of arbitration shall be New York, New York. The award rendered shall be final and binding upon all parties participating in such arbitration. The judgment rendered by the arbitrator may, at the arbitrator’s discretion, include costs of arbitration, reasonable attorneys’ fees and reasonable costs for any expert and other witnesses. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be. The award shall be made within six months of the filing of the demand, and the arbitrator shall agree to comply with this schedule before accepting appointment. However, this time limit may be extended by agreement of the parties or by the arbitrator if necessary. Notwithstanding the foregoing, any party may seek injunctive relief or specific performance from any court of competent jurisdiction, in the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement or the rights or obligations of the parties hereunder.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

15. Press Release. The Company and the Investor agree that the Company shall (a) after the closing of the financial markets in New York City on March 17, 2015 issue a press release announcing the Offering and disclosing all material information regarding the Offering, and (b) as promptly as practicable on March 17, 2015 file a current report on Form 8-K with the Securities and Exchange Commission including, but not limited to, a form of this Agreement as exhibit thereto.

16. Termination. In the event that any of the conditions to closing in Section 4.2(b) shall not have been satisfied in full and shall not have been expressly waived in writing by the Investor on the date of the execution of this Agreement by all parties, this Agreement shall terminate upon the delivery of written notice thereof by the Investor to the Company.

17. Indemnification. Subject to the provisions of this Section 17, the Company will indemnify and hold the Investor and its directors, executive officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, executive officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, or (b) any action instituted against the Investor in any capacity, or any Investor Party or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor Parties, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under this Agreement or any agreements or understandings such Investor Parties may have with any such stockholder or any violations by such Investor Parties of state or federal securities laws or any conduct by such Investor Parties which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any Person (the “Section 17 Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 17, such Section 17 Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Section 17 Indemnified Person, and shall assume the payment of all reasonable fees and expenses; provided, however, that the failure of any Section 17 Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Section 17 Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Section 17 Indemnified Person unless: (i) the Company and the Section 17 Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Section 17 Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Section 17 Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Section 17 Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Section 17 Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Section 17 Indemnified Party, unless such settlement includes an unconditional release of such Section 17 Indemnified Person from all liability arising out of such proceeding.

(a) For the purposes of this Section 17, “Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

EXHIBIT A

IGNYTA, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 4 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares:

EXHIBIT B

IGNYTA, INC.

[Wire instructions]